UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2026

Macquarie Infrastructure Fund, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56772	39-2908652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Fifth Avenue New York, NY	10103
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 1, 2026, Macquarie Infrastructure Fund, L.P. (the “Fund”) sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $89,550,000. The following table details the Units sold by the Fund:

	Number of Units Sold(1)	Consideration
Class I	1,807.20	$50,000
Class E	3,134,752.32	$89,500,000

(1)	The number of Units sold by the Fund was finalized on June 1, 2026, following the calculation of the Fund’s transactional net asset value (“Transactional NAV”) as of April 30, 2026. See Item 7.01 below for more information on the Fund’s Transactional NAV.

The offer and sale of the Units were made as part of the Fund’s continuous private offering to investors that are both (a) accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) qualified purchasers (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) and were exempt from the registration provisions of the Securities Act, pursuant to Section 4(a)(2) and Regulation D thereunder. Units were sold to third-party investors.

The Fund invests alongside other Macquarie-managed vehicles with substantially similar investment objectives and strategies that, together with the Fund, collectively form the “MIF Program.” On May 1, 2026, the MIF Program (inclusive of the Fund) issued interests for aggregate consideration of approximately $136.9 million(2). From October 31, 2025 through May 1, 2026, the MIF Program (inclusive of the Fund) has sold interests for aggregate cash consideration of approximately $591.1 million(2) as part of its continuous private offering.

Item 7.01 Regulation FD Disclosure.

Transactional Net Asset Value

The Transactional NAV per Unit for each outstanding class of the Fund as of April 30, 2026 is as follows:

Transactional NAV as of April 30, 2026
Class I	$27.67
Class E	$28.55

The Fund calculates Transactional NAV for purposes of establishing the price at which transactions in the Fund’s Units are made. A description of the Fund’s valuation process was included under “Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Unitholder Matters” of the Fund’s Registration Statement on Form 10 filed on September 24, 2025. Transactional NAV is based on the month-end values of the Fund’s investments, the addition of the value of any other assets (such as cash on hand), and the deduction of the Fund’s liabilities, including certain fees and expenses, in accordance with the Fund’s valuation policy.

(2)	Other Macquarie vehicles conduct their offerings in currencies other than the U.S. dollar; as such, this figure is approximate and based on exchange rates as of the last business day of the preceding month

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE FUND, L.P.

By:	/s/ Christopher Frost
	Name:	Christopher Frost
	Title:	Chief Executive Officer

Date: June 10, 2026

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